UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

MAVERICK MERGER SUB 2, LLC*

(Exact name of registrant as specified in its charter)

Delaware	001-14667	84-4946470
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1050 Woodward Avenue

Detroit, MI 48226

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 549-2000

Mr. Cooper Group, Inc.

8950 Cypress Waters Blvd.

Coppell, TX 75019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*In connection with the completion of the transactions to which this Current Report on Form 8-K relates, the Registrant merged with and into Maverick Merger Sub 2, LLC, with Maverick Merger Sub 2, LLC surviving the merger.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation, on October 1, 2025 (the “Closing Date”), of the previously announced Mergers (as defined below) contemplated by the Agreement and Plan of Merger, dated as of March 31, 2025 (the “Merger Agreement”), by and among Mr. Cooper Group Inc. (“Mr. Cooper” or the “Company”), Rocket Companies, Inc., a Delaware corporation (“Rocket”), Maverick Merger Sub, Inc., a newly formed Delaware corporation and a direct, wholly owned subsidiary of Rocket (“Maverick Merger Sub”) and Maverick Merger Sub 2, LLC, a newly formed Delaware limited liability company and a direct wholly owned subsidiary of Rocket (“Forward Merger Sub”).

On the Closing Date, in accordance with the Merger Agreement, Maverick Merger Sub merged with and into Mr. Cooper (the “Maverick Merger”), with Mr. Cooper continuing as the surviving corporation and a direct, wholly-owned subsidiary of Rocket, and immediately following such Maverick Merger, Mr. Cooper merged with and into Forward Merger Sub, with Forward Merger Sub surviving the forward merger (the “Forward Merger” and together with the Maverick Merger, the “Mergers”). Mr. Cooper common stock was suspended from trading on the Nasdaq Stock Market (“NASDAQ”) prior to the open of trading on October 1, 2025.

At the effective time of the Maverick Merger, in accordance with the Merger Agreement, each outstanding share of common stock of Mr. Cooper, par value $0.01 per share (“Mr. Cooper common stock”) (except as otherwise specified in the Merger Agreement) was converted into the right to receive 11.00 shares (the “Exchange Ratio”) of Rocket’s Class A common stock, par value $0.00001 per share (“Rocket Stock”). No fractional shares of Rocket Stock were issued in the Maverick Merger, however each holder of Mr. Cooper common stock that otherwise would have been entitled to receive a fractional share of Rocket Stock immediately prior to the effective time of the Maverick Merger will have the right to receive an amount in cash, without interest, rounded to the nearest cent, in lieu of such fractional share.

Pursuant to the Merger Agreement, at the effective time of the Maverick Merger, each outstanding restricted stock unit (“RSU”) award granted by Mr. Cooper, including each performance-based RSU award, was converted into a time-based RSU award in respect of shares of Rocket Stock on the same vesting terms and conditions as were applicable to such award immediately prior to the effective time of the Maverick Merger (achievement of performance conditions for performance-based RSU awards was determined prior to the effective time of the Maverick Merger by the Compensation Committee of the Board of Directors of Mr. Cooper pursuant to the applicable equity plan and award agreements), with the number of shares of Rocket Stock determined by multiplying (x) the number of shares of Mr. Cooper common stock subject to such RSU award immediately prior to the effective time of the Maverick Merger by (y) the Exchange Ratio.

The issuance of Rocket Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Rocket’s registration statement on Form S-4 (File No. 333-286833) (as amended, the “Registration Statement”), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 30, 2025. The definitive proxy statement of Mr. Cooper, which formed part of the Registration Statement and also constituted Rocket’s prospectus, contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to Mr. Cooper’s Current Report on Form 8-K filed with the SEC on April 1, 2025.

Item 1.01	Entry into a Material Definitive Agreement.

Rocket Exchange Notes

On October 1, 2025, Forward Merger Sub and certain subsidiaries of Nationstar Mortgage Holdings Inc. (collectively, the “Mr. Cooper Guarantors”) entered into an Indenture, dated as of October 1, 2025 (the “Indenture”), among Rocket, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, governing Rocket’s $738,075,000 6.500% Senior Notes due 2029 (the “2029 Rocket Notes”) and $955,326,000 in aggregate principal amount of 7.125% Senior Notes due 2032 (the “2032 Rocket Notes” and, together with the 2029

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Rocket Notes, the “Rocket Exchange Notes”), pursuant to which each of the Mr. Cooper Guarantors has agreed to guarantee Rocket’s obligations under the Rocket Exchange Notes.

The Rocket Exchange Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by (i) Rocket Mortgage, LLC (“Rocket Mortgage”), (ii) each of Rocket Mortgage’s domestic subsidiaries that are issuers or guarantors under Rocket Mortgage’s existing senior notes, (iii) Redfin Corporation (“Redfin”) and (iv) the Mr. Cooper Guarantors. In the future, any subsidiary of Rocket that guarantees or issues any Additional Capital Markets Debt (as defined in the Indenture) will guarantee the Rocket Exchange Notes.

The 2029 Rocket Notes mature on August 1, 2029 unless earlier redeemed or repurchased. No sinking fund is provided for the 2029 Rocket Notes. Cash interest on the 2029 Rocket Notes will accrue from August 1, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 6.500% per year.

The 2032 Rocket Notes mature on February 1, 2032 unless earlier redeemed or repurchased. No sinking fund is provided for the 2032 Rocket Notes. Cash interest on the 2032 Rocket Notes will accrue from August 1, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 7.125% per year.

Prior to August 1, 2026, Rocket may redeem the 2029 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2029 Rocket Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after August 1, 2026, Rocket may redeem the 2029 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture.

Rocket may also redeem the 2029 Rocket Notes prior to August 1, 2026, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 106.500% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the of the original aggregate principal amount of the 2029 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2029 Rocket Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2029 Rocket Notes remains outstanding immediately thereafter.

Prior to February 1, 2027, Rocket may redeem the 2032 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Rocket Exchange Notes redeemed, plus a “make- whole” premium and accrued and unpaid interest. On or after February 1, 2027, Rocket may redeem the 2032 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture.

Rocket may also redeem the 2032 Rocket Notes prior to February 1, 2027, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 107.125% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the 2032 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2032 Rocket Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2032 Rocket Notes remains outstanding immediately thereafter.

The Indenture contains covenants that limit the ability of Rocket and its subsidiaries to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket shall offer to repurchase the Rocket Exchange

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Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The Indenture sets forth certain events of default after which the Rocket Exchange Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Rocket, or any of their significant subsidiaries, after which the Rocket Exchange Notes become automatically due and payable.

The Rocket Exchange Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or to non-U.S. investors in reliance on Regulation S under the Securities Act. The Rocket Exchange Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Rocket Notes

On October 1, 2025, each of the Mr. Cooper Guarantors entered into a Second Supplemental Indenture to the Indenture, dated as of June 20, 2025, among Rocket, U.S. Bank Trust Company, National Association, as trustee, and the guarantors party thereto, governing Rocket’s $2.0 billion 6.125% senior notes due 2030 (the “2030 Rocket Notes”), and, $2.0 billion 6.375% senior notes due 2033 (the “2033 Rocket Notes”), and together with the 2030 Rocket Notes, the “Rocket Notes”), pursuant to which each of the Mr. Cooper Guarantors has agreed to guarantee Rocket’s obligations under the Rocket Notes.

The Rocket Notes are also fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Rocket Mortgage, each of Rocket Mortgage’s domestic subsidiaries that are issuers or guarantors under the Rocket Mortgage Notes (as defined below) and Redfin. In the future, any subsidiary of Rocket that guarantees or issues any Additional Capital Markets Debt (as defined in the indenture governing the Rocket Notes) will guarantee the Rocket Notes.

The 2030 Rocket Notes mature on August 1, 2030 unless earlier redeemed or repurchased. No sinking fund is provided for the 2030 Rocket Notes. Cash interest on the 2030 Rocket Notes will accrue from June 20, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 6.125% per year.

The 2033 Rocket Notes mature on August 1, 2033 unless earlier redeemed or repurchased. No sinking fund is provided for the 2033 Rocket Notes. Cash interest on the 2033 Rocket Notes will accrue from June 20, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2026, at a rate of 6.375% per year.

Prior to August 1, 2027, Rocket may redeem the 2030 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Rocket Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after August 1, 2027, Rocket may redeem the 2030 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the indenture governing the Rocket Notes.

Rocket may also redeem the 2030 Rocket Notes prior to August 1, 2027, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 106.125% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the 2030 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2030 Rocket Notes), provided that the redemption takes place not later than 90 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2030 Rocket Notes remains outstanding immediately thereafter.

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Prior to August 1, 2028, Rocket may redeem the 2033 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2033 Rocket Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest. On or after August 1, 2028, Rocket may redeem the 2033 Rocket Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the indenture governing the Rocket Notes.

Rocket may also redeem the 2033 Rocket Notes prior to August 1, 2028, at any time or from time to time, in an amount equal to the net cash proceeds received by Rocket or any parent thereof from any equity offering at a redemption price equal to 106.375% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the original aggregate principal amount of the 2033 Rocket Notes (calculated after giving effect to any issuance of additional notes that are 2033 Rocket Notes), provided that the redemption takes place not later than 90 days after the closing of the related equity offering; and not less than 50% of the principal amount of the 2033 Rocket Notes remains outstanding immediately thereafter.

The indenture governing the Rocket Notes contains covenants that limit the ability of Rocket and its subsidiaries to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket shall offer to repurchase the Rocket Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.

The indenture governing the Rocket Notes sets forth certain events of default after which the Rocket Notes may be declared immediately due and payable and sets forth certain types of bankruptcy or insolvency events of default involving Rocket, or any of their significant subsidiaries, after which the Rocket Notes become automatically due and payable.

Rocket Mortgage Notes

Additionally, on October 1, 2025, each of the Mr. Cooper Guarantors entered into the (i) Fourth Supplemental Indenture to that certain Indenture, dated as of December 8, 2017 among Rocket Mortgage, Deutsche Bank Company Americas, as trustee (“Deutsche Bank”) and the guarantors party thereto, governing Rocket Mortgage’s 5.250% senior notes due 2028, of which approximately $62.0 million remain outstanding (the “2028 Rocket Mortgage Notes”), (ii) Third Supplemental Indenture to that certain Indenture, dated as of September 14, 2020, among Rocket Mortgage, Rocket Mortgage Co-Issuer, Inc., a Michigan corporation (“Rocket Mortgage Co-Issuer”), Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s $750 million 3.625% senior notes due 2029 (the “2029 Rocket Mortgage Notes”) and $1.25 billion 3.875% senior notes due 2031 (the “2031 Rocket Mortgage Notes”) and (iii) Third Supplemental Indenture to that certain Indenture, dated October 5, 2021 among Rocket Mortgage, Rocket Mortgage Co-Issuer, Deutsche Bank, as trustee, and the guarantors party thereto, governing Rocket Mortgage and Rocket Mortgage Co-Issuer’s $1.15 billion 2.875% senior notes due 2026 (the “2026 Rocket Mortgage Notes”) and $850 million 4.00% senior notes due 2033 (the “2033 Rocket Mortgage Notes” and together, with the 2028 Rocket Mortgage Notes, the 2029 Rocket Mortgage Notes, the 2031 Rocket Mortgage Notes and the 2026 Rocket Mortgage Notes, the “Rocket Mortgage Notes”), pursuant to which each of the Mr. Cooper Guarantors agreed to guarantee Rocket’s obligations under the Rocket Mortgage Notes.

The Rocket Mortgage Notes are guaranteed on an unsecured basis by Rocket and all of Rocket Mortgage’s current and future domestic subsidiaries, subject to certain exceptions.

2028 Rocket Mortgage Notes

The 2028 Rocket Mortgage Notes mature on January 15, 2028 and bear interest at a rate of 5.250% per year. Interest on the 2028 Rocket Mortgage Notes is payable semi-annually on January 15 and July 15 of each year, beginning on July 15, 2018. The 2028 Rocket Mortgage Notes are unsecured. On September 21, 2021, Rocket Mortgage launched a tender offer and concurrent consent solicitation for the 2028 Rocket Mortgage Notes in which

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Rocket Mortgage repurchased approximately $948.0 million in aggregate principal amount of the 2028 Rocket Mortgage Notes. In connection with the consent solicitation, Rocket Mortgage executed a supplemental indenture to effect the amendments approved in the consent solicitation, including to eliminate substantially all restrictive covenants, certain events of default, and to shorten the redemption notice period.

2029 Rocket Mortgage Notes

The 2029 Rocket Mortgage Notes mature on March 1, 2029 and bear interest at a rate of 3.625% per year. Interest on the 2029 Rocket Mortgage Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021. The 2029 Rocket Mortgage Notes are unsecured. The indenture governing the 2029 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2029 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2029 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2029 Rocket Mortgage Notes also contains customary events of default.

2031 Rocket Mortgage Notes

The 2031 Rocket Mortgage Notes mature on March 1, 2031 and bear interest at a rate of 3.875% per year. Interest on the 2031 Rocket Mortgage Notes is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2021. The 2031 Rocket Mortgage Notes are unsecured. The indenture governing the 2031 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2031 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2031 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2031 Rocket Mortgage Notes also contains customary events of default.

2026 Rocket Mortgage Notes

The 2026 Rocket Mortgage Notes mature on October 15, 2026 and bear interest at a rate of 2.875% per year. Interest on the 2026 Rocket Mortgage Notes is payable semi-annually on October 15 and April 15 of each year, beginning on April 15, 2022. The 2026 Rocket Mortgage Notes are unsecured. The indenture governing the 2026 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries’ ability to, among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2026 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2026 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2026 Rocket Mortgage Notes also contains customary events of default.

2033 Rocket Mortgage Notes

The 2033 Rocket Mortgage Notes mature on October 15, 2033 and bear interest at a rate of 4.000% per year. Interest on the 2033 Rocket Mortgage Notes is payable semi-annually on October 15 and April 15 of each year, beginning on April 15, 2022. The 2033 Rocket Mortgage Notes are unsecured. The indenture governing the 2033 Rocket Mortgage Notes contains certain covenants limiting Rocket Mortgage’s and its subsidiaries ability to,

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among other things: (i) create liens on assets and (ii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important limitations and exceptions. Additionally, upon the occurrence of specified change of control triggering events, Rocket Mortgage shall offer to repurchase the 2033 Rocket Mortgage Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. Failure to comply with these covenants could result in a default under the indenture governing the 2033 Rocket Mortgage Notes unless Rocket Mortgage obtains a waiver of, or otherwise mitigates, the default. The indenture governing the 2033 Rocket Mortgage Notes also contains customary events of default.

The foregoing description of the Rocket Exchange Notes, Rocket Notes and Rocket Mortgage Notes does not purport to be complete and is qualified in its entirety by reference to the indentures and supplemental indentures governing Rocket Exchange Notes, Rocket Notes and Rocket Mortgage Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2025, the Company notified NASDAQ that the closing of the Mergers would be effective as of October 1, 2025 and requested that NASDAQ: (1) suspend trading of Mr. Cooper common stock, (2) withdraw Mr. Cooper common stock from listing on NASDAQ, in each case, prior to the open of trading on October 1, 2025, and (3) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of Mr. Cooper common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Mr. Cooper common stock will no longer be listed on NASDAQ.

In furtherance of the foregoing, Forward Merger Sub, as successor to Mr. Cooper, intends to file with the Commission certification on Form 15 under the Exchange Act requesting the deregistration of Mr. Cooper common stock and the corresponding immediate suspension of Mr. Cooper’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to Mr. Cooper.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the effective time of the Mergers, each holder of Mr. Cooper common stock immediately prior to such effective time ceased to have any rights as a shareholder of Mr. Cooper other than the right to receive the Merger Consideration (as defined in the Merger Agreement) pursuant to the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

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Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Mergers, a change of control of Mr. Cooper occurred, and Maverick Merger Sub merged with and into Mr. Cooper, with Mr. Cooper surviving the Maverick Merger as a wholly-owned subsidiary of Rocket and immediately thereafter, Mr. Cooper merged with and into Forward Merger Sub, with Forward Merger Sub surviving the Forward Merger as a wholly-owned subsidiary of Rocket.

The information set forth in the Introductory Note, Item 2,01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Mergers, all of the directors of the Company immediately prior to the effective time of the Maverick Merger ceased to be directors of Mr. Cooper at the effective time of the Maverick Merger.

At the effective time of the Maverick Merger, Jay Bray and Tagar Olson became directors of Rocket.

On September 30, 2025, the Company entered into Excise Tax Reimbursement Agreements with each of Mr. Bray and Michael Weinbach, the Company’s President, pursuant to which the Company has agreed to make-whole payments to indemnify the executives for any negative tax consequences under Section 4999 of the Internal Revenue Code as a result of the Mergers, provided that such payments will be subject to a cap to be determined shortly following consummation of the Mergers. In no event will the aggregate caps under these agreements exceed $20 million, except that the cap for Mr. Bray will increase by $20 million if he incurs a severance-qualifying termination following consummation of the Mergers

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Maverick Merger and pursuant to the Merger Agreement, at the effective time of the Maverick Merger, Mr. Cooper Group’s certificate of incorporation and bylaws were amended and restated in their entirety.

The information set forth in the Introductory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, Mr. Cooper and Rocket issued a joint press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of March 31, 2025, by and among Rocket Companies, Inc., Maverick Merger Sub, Inc., Maverick Merger Sub 2, LLC and Mr. Cooper Group Inc. (incorporated by reference to Exhibit 2.1 to Mr. Cooper Group’s Current Report on Form 8-K filed with the SEC on April 1, 2025).*
99.1	Press Release, dated as of October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2025	MAVERICK MERGER SUB 2, LLC

	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Secretary and Treasurer

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